UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024

Australian Oilseeds Holdings Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41986	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

126 – 142 Cowcumbla Street, Cootamundra

Site 2: 52 Fuller Drive Cootamundra

PO Box 263 Cootamundra, Australia 2590

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +02 6942 4347

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value per share	COOT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	COOT	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 6, 2024, Australian Oilseeds Holdings, a Cayman Islands exempted company (the “Company”) received a notification letter (the “Letter”) from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that its amount of shareholders’ equity has fallen below the $10,000,000 required minimum for continued listing on The Nasdaq Global Market set forth in Nasdaq Listing Rule 5550(b)(1)(A). The Company’s shareholders’ equity as reported in the Company’s Annual Report on Form 10-K for the period ended June 30, 2024 was AUD $907,569. Based on the currency conversion rate from AUD to USD as of June 30, 2024, the shareholders’ equity was approximately $605,258.

In accordance with Nasdaq rules and as stated in the Letter, the Company has until January 21, 2025 (45 calendar days from the date of the Letter) to submit a plan to regain compliance. In determining the acceptability of the plan, Nasdaq will consider such things as the likelihood that the plan will result in compliance with Nasdaq’s continued listing criteria, the Company’s past compliance history, the reasons for the Company’s current non-compliance, other corporate events that may occur within our review period, the Company’s overall financial condition and its public disclosures. If the plan is accepted, Nasdaq will provide written confirmation and can grant an extension of up to 180 calendar days from the date of the Letter to evidence compliance. If Nasdaq rejects the plan, the Company will have the opportunity to appeal the decision to a Hearings Panel pursuant to Rule 5815(a), but there can be no assurance that Nasdaq would grant the Company’s request for approval of its compliance plan.

The Company intends to timely submit a compliance plan to Nasdaq to regain compliance with Nasdaq’s listing criteria, which may include a proposed transfer to the Capital Market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Australian Oilseeds Holdings Limited

Date: December 12, 2024	By:	/s/ Gary Seaton
	Name:	Gary Seaton
	Title:	Chief Executive Officer